IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
IFRS 7 Disclosure
Text and tables presented in a blue-tinted font in the Enterprise-Wide Risk Management section of the MD&A form an integral part of the 2020 audited annual consolidated financial statements. They present required disclosures as set out by the International Accounting Standards Board in IFRS 7,
Financial Instruments – Disclosures
, which permits cross-referencing between the notes to the consolidated financial statements and the MD&A. Refer to Note 1 on page 150 and Note 5 on page 164 of the consolidated financial statements.

BMO has established an enterprise IBOR Transition Office (ITO) to coordinate and oversee the transition from IBORs to ARRs, with a focus on managing and mitigating internal risks, while ensuring a positive client experience. The ITO, sponsored and supported by senior management, is responsible for running the enterprise-wide program, covering all of BMO’s lines of business and corporate function areas. The ITO has a global mandate to ensure that BMO properly anticipates the discontinuation or unavailability of LIBOR and other IBORs. As part of its mandate, the ITO continues to address BMO’s industry and regulatory engagement, client and financial contract changes, internal and external communications, technology and operations modifications, introduction of new products, migration of existing clients, and program strategy and governance. In addition, the ITO continues to monitor the development and usage of ARRs across the industry, including the Secured Overnight Financing Rate (SOFR).

Credit and Counterparty Risk Governance
The objective of the Credit Risk Management Framework is to ensure that all material credit risks to which the enterprise is exposed are identified, measured, managed, monitored and reported. The Risk Review Committee (RRC) has oversight of the management of all material risks that BMO faces, including the Credit Risk Management Framework. The Credit Risk Management Framework incorporates governing principles that are defined in a series of corporate policies and standards and are applied to specific operating procedures. These policies and standards are reviewed on a regular basis and modified when necessary to keep them current and consistent with BMO’s risk appetite. The structure, limits (both notional and capital-based), collateral requirements, monitoring, reporting and ongoing management of credit exposures are all governed by these credit risk management principles.
Lending officers in the operating groups are responsible for recommending credit decisions based on the completion of appropriate due diligence, and they assume accountability for the related risks. With limited exceptions, credit officers in Enterprise Risk Portfolio Management (ERPM) approve all credit transactions and are accountable for providing an objective independent assessment of the lending recommendations and risks assumed by the lending officers. All of these skilled and experienced individuals in the first and second lines of defence are subject to a rigorous lending qualification process and operate in a disciplined environment with clear delegation of decision-making authority, including individually delegated lending limits, which are reviewed annually, or more frequently as needed. The Board annually reviews the Credit Risk Management Policy and delegates to the CEO discretionary lending limits for further specific delegation to senior officers. Credit decision-making is conducted at the management level appropriate to the size and risk of each transaction, in accordance with comprehensive corporate policies, standards and procedures governing the conduct of activities in which credit risk arises. Corporate Audit Division reviews and tests management processes and controls and samples credit transactions in order to assess adherence to acceptable lending standards as set out in the bank’s risk appetite, as well as compliance with all applicable governing policies, standards and procedures.
For corporate and commercial obligors presenting a higher than normal risk of default, BMO has in place formal policies that outline the framework for managing such accounts and the specialized groups that manage them. BMO strives to identify borrowers in financial difficulty early, and every effort is made to bring such accounts back to an acceptable level of risk through the exercise of good business judgment and the implementation of sound and constructive workout solutions. Obligors are managed on a case-by-case
basis, which involves the use of judgment by the specialized groups.
All credit risk exposures are subject to regular monitoring. Performing corporate and commercial accounts are reviewed on a regular basis, no less frequently than annually, with most subject to a set of internal monitoring triggers that, if breached, results in an interim review. The frequency of review increases in accordance with the likelihood and size of potential credit losses and deteriorating higher-risk situations are referred to specialized account management groups for closer attention, when appropriate. In addition, regular portfolio and sector reviews are carried out, including stress testing and scenario analysis based on current, emerging or prospective risks, such as the COVID-19 pandemic. Reporting is provided at least quarterly, and more frequently where appropriate, to RRC and senior management committees in order to keep them informed of credit risk developments in the bank’s portfolios, including changes in credit risk concentrations, watchlist accounts, impaired loans, provisions for credit losses, negative credit migration and significant emerging credit risk issues. This supports RRC and senior management committees in giving effect to any measures they may decide to take.
Counterparty Credit Risk (CCR) creates a bilateral risk of loss because the market value of a transaction can be positive or negative for either counterparty. CCR exposures are subject to the credit oversight, limit framework and approval process outlined above. However, given the nature of the risk, CCR exposures are monitored under the market risk framework. In order to reduce BMO’s exposure to CCR, exposures are often collateralized, and trades may be cleared through a regulated central counterparty (CCP), which reduces overall systemic risk by standing between counterparties, maximizing netting across trades and insulating counterparties from each other’s defaults. CCPs mitigate default risk of any member through the use of margin requirements (both initial and variation) and a default management process, including a default fund and other resources. BMO’s exposures to CCPs are subject to the same credit risk governance, monitoring and rating framework it applies to all other corporate accounts.
Credit and Counterparty Risk Management
Collateral Management
Collateral is used for credit risk mitigation purposes to minimize losses that would otherwise be incurred in the event of a default. Depending on the type of borrower or counterparty, the assets available and the structure and term of the credit obligations, collateral can take various forms. For corporate and commercial borrowers, collateral can take the form of pledges of the assets of a business, such as accounts receivable, inventory, machinery or real estate, or personal assets pledged in support of guarantees. For trading counterparties, BMO may enter into legally enforceable netting agreements for on-balance
sheet credit exposures, when possible. In the securities financing transaction business (including repurchase agreements and securities lending), the bank takes eligible financial collateral that it controls and can readily liquidate.
Collateral for BMO’s derivatives trading counterparty exposures is primarily comprised of cash and eligible liquid securities that are monitored and revalued on a daily basis. Collateral is obtained under the contractual terms of standardized industry documentation. With limited exceptions, the bank utilizes the International Swaps and Derivatives Association Inc. Master Agreement, frequently with a Credit Support Annex, to document its collateralized trading relationships with counterparties for over-the-counter
(OTC) derivatives that are not centrally cleared.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page
73
).

Credit Support Annexes entitle a party to demand a transfer of collateral (or other credit support) when its OTC derivatives exposure to the other party exceeds an agreed threshold. Collateral transferred can include variation margin or initial and variation margin. Credit Support Annexes contain, among other measures, provisions setting out acceptable types of collateral and a method for their valuation (discounts are often applied to the market values), as well as thresholds, whether or not the collateral can be re-pledged
by the recipient and how interest is to be calculated.

To document the bank’s contractual securities financing relationships with its counterparties, BMO utilizes master repurchase agreements for repurchase transactions, and master securities lending agreements for securities lending transactions.
On a periodic basis, collateral is subject to revaluation specific to asset type. For loans, the value of collateral is initially established at the time of origination, and the frequency of revaluation is dependent on the type of collateral. For commercial real estate collateral, a full external appraisal of the property is typically obtained at the time of loan origination, unless the exposure is below a specified threshold amount, in which case an internal evaluation and a site inspection are conducted. Internal evaluations may consider property tax assessments, purchase prices, real estate listings or realtor opinions. The case for an updated appraisal is reviewed annually, with consideration given to the borrower risk rating, existing tenants and lease contracts, as well as current market conditions.
In the event a loan is classified as impaired, and depending on its size, a current external appraisal, evaluation or restricted use appraisal is obtained and updated every twelve months while the loan is classified as impaired. In Canada, for residential real estate that has a loan-to-value
(LTV) ratio of less than 80%, an external property appraisal is routinely obtained at the time of loan origination. BMO may use an external service provided by Canada Mortgage and Housing Corporation or an automated valuation model provided by a third-party appraisal management company to assist with determining either the current value of a property or the need for a full property appraisal.
For insured mortgages in Canada with a high LTV ratio (greater than 80%), the default insurer is responsible for confirming the lending value.
Portfolio Management and Concentrations of Credit and Counterparty Risk
BMO’s credit risk governance policies require an acceptable level of diversification to help ensure it avoids undue concentrations of credit risk. Concentrations of credit risk may exist if a number of clients are engaged in similar activities, are located in the same geographic region or have similar economic characteristics such that their ability to meet contractual obligations could be similarly affected by changes in economic, political or other conditions. Limits may be specified for several portfolio dimensions, including industry, specialty segment (e.g., hedge funds and leveraged lending), country, product and single-name concentrations. The diversification of the bank’s credit exposure may be supplemented by the purchase or sale of credit protection through guarantees, insurance or credit default swaps.
BMO’s credit assets consist of a well-diversified portfolio representing millions of clients, the majority of them individual consumers and small to medium-sized
businesses. From an industry viewpoint, on a drawn loans and commitments basis, the bank’s most significant exposure as at October 31, 2020, was to individual consumers, comprising $259,289 million ($249,731 million in 2019).

Total credit exposures at default by industry sector, as at October 31, 2020 and 2019, based on the Basel III classifications, are as follows:

(Canadian $ in millions)	Drawn (3)		Commitments (undrawn) (3)		OTC derivatives (4)		Other off-balance sheet items (3)		Repo-style transactions (4)(5)		Total (1)
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019

Financial institutions	142,254	117,959	24,302	24,010	19,611	14,849	6,520	6,400	22,866	17,486	215,553	180,704
Governments	78,506	58,050	1,579	1,665	4,892	4,357	590	894	2,624	1,254	88,191	66,220
Manufacturing	27,789	26,265	16,696	16,581	1,741	1,340	1,714	1,494	–	–	47,940	45,680
Real estate	40,202	37,146	9,735	8,948	1,383	845	973	861	–	–	52,293	47,800
Retail trade	19,835	22,529	4,809	3,974	487	239	604	601	–	–	25,735	27,343
Service industries	47,468	46,610	15,443	13,304	2,033	1,252	3,116	2,996	–	–	68,060	64,162
Wholesale trade	15,295	16,822	5,455	5,273	423	281	600	564	–	–	21,773	22,940
Oil and gas	12,990	13,406	11,675	11,302	6,099	3,637	1,900	1,802	–	–	32,664	30,147
Individual	206,370	198,205	52,829	51,432	–	–	90	94	–	–	259,289	249,731
Others (2)	41,984	40,551	22,216	19,814	1,914	1,335	7,992	6,866	–	–	74,106	68,566
Total exposure at default	632,693	577,543	164,739	156,303	38,583	28,135	24,099	22,572	25,490	18,740	885,604	803,293

(1)	Credit exposure excluding equity, securitization and other assets such as non-significant investments, goodwill, deferred tax asset and intangibles.
(2)	Includes industries having a total exposure of less than 2%.
(3)	Represents gross credit exposures without taking into account any collateral.
(4)	Credit exposure at default is inclusive of collateral.
(5)	Impact of collateral on the credit exposure for repo-style transactions is $205,212 million ($192,796 million in 2019) .
Certain comparative figures have been reclassified to conform with the current year’s presentation.
Risk Rating Systems
BMO’s risk rating systems are designed to assess and measure the risk of any exposure.

Credit risk-based parameters are reviewed, validated and monitored regularly. The monitoring is on a quarterly basis for both the wholesale and retail models.
Refer to page
10
9
 for a
discussion
of model risk mitigation processes.
Retail (Consumer and Small Business)
The retail portfolios are comprised of a diversified group of individual customer accounts and include residential mortgages, personal loans, credit cards, auto loans and small business loans. These loans are managed in pools of homogeneous risk exposures for risk rating purposes. Decision support systems are developed using established statistical techniques and expert systems for underwriting and monitoring purposes. Adjudication models, behavioural scorecards, decision trees and expert knowledge are combined to generate optimal credit decisions in a centralized and automated environment.
The retail risk rating system assesses risk based on individual loan characteristics. BMO has a range of internally developed PD, LGD and EAD models for each of the major retail portfolios. The major product lines within each of the retail risk areas are modelled separately, so that the risk-based parameters capture the distinct nature of each product. The models, in general, are designed based on internal data recorded over a period of more than seven years, and adjustments are made at the parameter level to account for any uncertainty. The retail parameters are tested and calibrated on an annual basis, if required, to incorporate additional data points in the parameter estimation process, ensuring that the most recent experience is incorporated. BMO’s largest retail portfolios are the Canadian mortgage, Canadian home equity line of credit and Canadian retail credit card portfolios.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page
73
).

Retail Credit Probability of Default Bands by Risk Rating
Wholesale (Corporate, Commercial, Bank and Sovereign)
Within BMO’s wholesale portfolios, an enterprise-wide risk rating framework is utilized that is applied to all sovereign, bank, corporate and commercial counterparties. One key element of this framework is the assignment of appropriate borrower or counterparty risk ratings (BRRs). BMO has a range of internally designed general and sector-specific BRR models, as well as portfolio-level LGD and EAD models for each of the corporate, commercial, bank and sovereign portfolios.
The BRR models capture the key financial and
non-financial
characteristics of the borrowers and generate a borrower-level rating that reflects the rank ordering of the default risk. The models are primarily designed by using internal data, supplemented with judgment as necessary, for low default portfolios.

BRRs are assessed and assigned at the time of loan origination, and reassessed when borrowers request changes to credit facilities or when events trigger a review, such as an external rating change or covenant breach. BRRs are reviewed no less frequently than annually, and more frequent reviews are conducted for borrowers with less acceptable risk ratings. The bank also performed proactive rating reviews to assess the impact of the COVID-19 pandemic on identified risk sectors and its borrowers.

Credit Quality Information
Portfolio Review

Total enterprise-wide outstanding credit risk exposures were $885.6 billion as at October 31, 2020, comprised of $474.3 billion in Canada, $354.2 billion in the United States and $57.1 billion in other jurisdictions.

[GRAPHIC]

(1)	Certain comparative figures have been reclassified to conform with the current year’s presentation.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page
73
).

Loan Maturities and Interest Rate Sensitivity
The following table presents gross loans and acceptances by contractual maturity
and by country of ultimate risk:

(Canadian $ in millions)	1 year or less		Over 1 year to 5 years		Over 5 years		Total
	2020	2019	2020	2019	2020	2019	2020	2019
Canada
Consumer	52,771	58,580	125,492	113,162	4,402	4,432	182,665	176,174
Commercial and corporate (excluding real estate)	68,130	65,534	18,254	16,591	2,306	1,973	88,690	84,098
Commercial real estate	7,397	7,928	10,142	11,647	1,275	2,298	18,814	21,873
United States	31,587	37,867	81,717	87,443	47,052	33,423	160,356	158,733
Other countries	10,264	9,214	631	996	380	449	11,275	10,659
Total	170,149	179,123	236,236	229,839	55,415	42,575	461,800	451,537
The following table presents net loans and acceptances by interest rate sensitivity:

(Canadian $ in millions)	2020	2019
Fixed rate	237,596	217,002
Floating rate	207,408	209,092
Non-interest sensitive (1)	13,493	23,593
Total	458,497	449,687

(1)	Non-interest sensitive is comprised of customers’ liability under acceptances.
Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page 73).
Market Risk
Market risk

arises from BMO’s trading and underwriting activities, as well as its structural banking activities. The magnitude and importance of these activities to the enterprise, along with the potential volatility of market variables, call for diligent governance and a robust market risk management framework that ensures effective identification, measurement, reporting and control of market risk exposures.
Trading and Underwriting Market Risk Governance
BMO’s market risk-taking activities are subject to a comprehensive governance fram
e
work. The RRC provides oversight of the management of market risk on behalf of the Board of Directors and approves limits governing market risk exposures that are consistent with BMO’s risk appetite. The RMC regularly reviews and discusses significant market risk exposures and positions, and provides ongoing senior management oversight of BMO’s risk-taking activities. Both of these committees are kept apprised of specific market risk exposures and other factors that could expose BMO to unusual, unexpected or unquantified risks associated with market exposures, as well as other current and emerging market risks. In addition, all businesses and individuals authorized to conduct trading and underwriting activities on behalf of BMO are required to work within BMO’s risk governance framework and, as part of their first-line-of-defence
responsibilities, they must adhere to all relevant corporate policies, standards and procedures and maintain and manage market risk exposures within specified limits and risk tolerances. In support of BMO’s risk governance framework, the market risk management framework is comprised of the processes, infrastructure and supporting documentation which, together, ensure that the bank’s market risk exposures are appropriately identified, accurately measured, and independently monitored and controlled on an ongoing basis.
Trading and Underwriting Market Risk
BMO’s trading and underwriting businesses give rise to market risk associated with buying and selling financial products in the course of meeting customer requirements, including market making and related financing activities, and assisting clients to raise funds by way of securities issuance.
Identification and Measurement of Trading and Underwriting Market Risk
As the first step in the management of market risk, thorough assessment processes are in place to identify market risk exposures associated with both new products and the evolving risk profile of existing products, including on-
and
off-balance
sheet positions, trading and
non-trading
positions, and market risk exposures arising from the domestic and foreign operations of the operating groups.
Reflecting the multi-dimensional nature of market risk, various metrics and techniques are then employed to measure identified market risk exposures. These metrics primarily include Value at Risk, Stressed Value at Risk, and regulatory and economic capital attribution, as well as stress testing. Other techniques include the analysis of the sensitivity of the trading and underwriting portfolios to various market risk factors and the review of position concentrations, notional values and trading losses.
A consistent set of VaR and SVaR models is used for both management and regulatory purposes across all BMO Financial Group legal entities in which trading or underwriting activities are conducted.
BMO uses a variety of methods to verify the integrity of its risk models, including the application of back-testing against hypothetical losses and approval by an independent model validation team. This testing is aligned with defined regulatory expectations, and its results confirm the reliability of the models. The volatility data and correlations that underpin the models are updated frequently, so that risk metrics reflect current conditions. Selection of the period of significant financial stress for SVaR incorporates historical periods, inclusive of the 2020 COVID-19 pandemic.
Probabilistic stress testing and scenario analysis are used daily to determine the potential impact of plausible but severe market changes on the bank’s portfolios. In addition, historical event stresses are tested on a weekly basis, including tests of scenarios such as the stock market crash of 1987 and the collapse of Lehman Brothers in 2008. Targeted analyses of risks and portfolios, along with other ad hoc analyses, are also conducted to determine sensitivity to hypothetical, low-frequency, high-severity scenarios. Scenarios are amended, added or removed to evolve the bank’s stress testing, such as the volatility in 2020 from COVID-19, and the results are reported to the lines of business, the RMC and the RRC on a regular basis.
VaR, SVaR, IRC and stress testing should not be viewed as definitive predictors of the maximum amount of losses that could occur in any one day, as their results are based on models and estimates and are subject to confidence levels, and the estimates could be exceeded under unforeseen market conditions.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page 73).
Back-testing assumes there are no changes in the previous day’s closing positions and then isolates the effects of each day’s price movements against those closing positions. The bank’s VaR model is back-tested daily, and the one-day
99% confidence level VaR at the local and consolidated BMO levels is compared with the estimated daily profit and loss (P&L) that would be recorded if the portfolio composition remained unchanged.

If this P&L result is negative and its absolute value is greater than the previous day’s VaR, a back-testing exception occurs. Each exception is investigated, explained and documented, and the back-testing results are reviewed by senior management and reported to regulators.
Although it is a valuable indicator of risk, as with any model-driven metric, VaR has limitations, among which is the assumption that all positions can be liquidated within the assumed one-day
holding period, which may not be the case under illiquid market conditions. Generally, market liquidity horizons are reviewed for suitability and updated where appropriate for relevant risk metrics. Further limitations of the VaR metric include the assumption that historical data can be used as a proxy to forecast future market events, and the fact that VaR calculations are based upon portfolio positions at the close of business and do not reflect the impact of intra-day
trading activity.
Monitoring and Control of Trading and Underwriting Market Risk
A comprehensive set of limits is applied to these metrics, and these limits are subject to regular monitoring and reporting, with any breach of the limits escalated to the appropriate level of management. Risk profiles of trading and underwriting activities are maintained within the bank’s risk appetite and supporting limits, and are monitored and reported to traders, management, senior executives and Board committees. Other significant controls include the independent valuation of financial assets and liabilities, as well as compliance with BMO’s Model Risk Management Framework to mitigate model risk.
Trading Market Risk Measures
Trading VaR and SVaR

Total Trading Value at Risk (VaR) Summary
(1) (2) (3)

As at or for the year ended October 31 (pre-tax Canadian $ equivalent in millions)	2020				2019
	Year-end	Average	High	Low	Year-end	Average	High	Low
Commodity VaR	5.5	2.5	5.8	0.6	1.0	1.4	4.9	0.6
Equity VaR	16.4	16.0	37.2	4.2	3.0	4.6	12.6	2.5
Foreign exchange VaR	4.2	3.4	6.8	0.8	0.5	0.5	1.4	0.2
Interest rate VaR (4)	40.7	23.1	42.0	5.4	10.8	8.5	14.3	6.0
Debt-specific risk	3.9	3.8	7.6	1.6	2.4	2.0	4.2	1.2
Diversification	(25.5)	(20.3)	nm	nm	(9.1)	(8.0)	nm	nm
Total Trading VaR	45.2	28.5	53.4	8.1	8.6	9.0	17.2	5.8
Total Trading SVaR	45.2	50.8	87.1	29.2	19.2	31.7	69.6	16.5

(1)	One-day measure using a 99% confidence interval. Gains are presented in brackets and losses are presented as positive numbers.
(2)	Stressed VaR is produced weekly.
(3)
In
Q1-2020,
a new measurement approach was introduced for VaR and SVaR, which separated the previously reported credit VaR into interest rate VaR for general credit spread risk and for debt-specific risk. Results in prior quarters have been provided for comparability. In addition, the Total Trading VaR and SVaR no longer recognize diversification benefits from debt-specific risk.

(4)	Interest rate VaR includes general credit spread risk.
nm	– not meaningful

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page
73
).

Structural
(Non-Trading)
Market Risk
Structural market risk is comprised of interest rate risk arising from BMO’s banking activities (such as loans and deposits) and foreign exchange risk arising from foreign currency operations and exposures.
Structural Market Risk Governance
BMO’s Corporate Treasury group is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight provided by the Market Risk group. In addition to Board-approved limits on earnings at risk and economic value sensitivities to changes in interest rates, more granular management limits are in place to guide the daily management of this risk.
The RRC has oversight of the management of structural market risk, annually approves the structural market risk plan and limits, and regularly reviews structural market risk positions. The RMC and Balance Sheet and Capital Management Committee regularly review structural market risk positions and provide senior management oversight.
Structural Market Risk Measurement
Interest Rate Risk
Structural interest rate risk arises when changes in interest rates affect the market value, cash flows and earnings of assets and liabilities related to BMO’s banking activities. The objective of structural interest rate risk management is to maintain high-quality earnings and maximize sustainable product spreads, while managing the risk to the economic value of BMO’s assets arising from changes in interest rates.
Structural interest rate risk is primarily comprised of interest rate mismatch risk and product embedded option risk.
Interest rate mismatch risk arises when there are differences in the scheduled maturities, repricing dates or reference rates of assets, liabilities and derivatives. The net interest rate mismatch, representing residual assets funded by common shareholders’ equity, is managed to a target profile through interest rate swaps and securities.
Product embedded option risk arises when product features allow customers to alter cash flows, such as scheduled maturity or repricing dates, usually in response to changes in market conditions. Product embedded options include loan prepayments, deposit redemption privileges and committed rates on unadvanced mortgages. Product embedded options and associated customer behaviours are captured in risk modelling, and hedging programs may be used to manage this risk to low levels.
Structural interest rate risk is measured using simulations, earnings sensitivity and economic value sensitivity analysis, stress testing and gap analysis, in addition to other treasury risk metrics.

Earnings Sensitivity
is a measure of the impact of potential changes in interest rates on the projected
12-month
pre-tax
net income of a portfolio of assets, liabilities and
off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
Economic Value Sensitivity
is a measure of the impact of potential changes in interest rates on the market value of a portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
The models that measure structural interest rate risk incorporate projected changes in interest rates and predict how customers would likely react to these changes. For customer loans and deposits with scheduled maturity and repricing dates (such as mortgages and term deposits), the models measure the extent to which customers are likely to use embedded options to alter those scheduled terms. For customer loans and deposits without scheduled maturity and repricing dates (such as credit card loans and chequing accounts), exposure is measured using models that adjust for elasticity in product pricing and reflect historical and forecasted trends in balances. The results of these structural market risk models, by their nature, have inherent uncertainty, as they reflect potential anticipated pricing and customer behaviours, which may differ from actual experience. These models have been developed using statistical analysis and are independently validated and periodically updated through regular model performance assessment, back-testing processes and ongoing dialogue with the lines of business. Models developed to predict customer behaviour are also used to support product pricing.

All models are subject to BMO’s Model Risk Management Framework, which is described in more detail on page
1
09
.

Structural interest rate earnings and economic value sensitivity to an immediate parallel increase or decrease in the yield curve are disclosed in the table below. As a result of the low interest rate environment, earnings and economic value sensitivity to declining interest rates commencing as at April 30, 2020, are measured using a 25 basis point decline, while prior periods reflected a 100 basis point decline.
There were no significant changes in the structural market risk management framework during the year.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page
73
).

Structural Interest Rate Sensitivity
(1)

	As at October 31, 2020		As at October 31, 2019
(Pre-tax Canadian $ equivalent in millions)	Economic value sensitivity	Earnings sensitivity over the next 12 months	Economic value sensitivity	Earnings sensitivity over the next 12 months
100 basis point increase	(1,275.1)	152.8	(883.4)	46.6
25 or 100 basis point decrease (2)	175.0	(62.2)	215.6	(80.3)
(1)	Losses are presented in brackets and gains are presented as positive numbers.
(2)	Due to the low interest rate environment, starting April 30, 2020, economic value sensitivity and earnings sensitivity to declining interest rates are measured using a 25 basis point decline.

Insurance Market Risk
Insurance market risk includes interest rate and equity market risk arising from BMO’s insurance business activities. A 100 basis point increase in interest rates as at October 31, 2020 would result in an increase in earnings before tax of $39 million ($27 million as at October 31, 2019). A 25 basis point decrease in interest rates as at October 31, 2020 would result in a decrease in earnings before tax of $9 million ($25 million as at October 31, 2019 under a 100 basis point decrease). A 10% increase in equity market values as at October 31, 2020 would result in an increase in earnings before tax of $51 million ($54 million as at October 31, 2019). A 10% decrease in equity market values as at October 31, 2020 would result in a decrease in earnings before tax of $53 million ($57 million as at October 31, 2019). BMO may enter into hedging arrangements to offset the impact of changes in equity market values on its earnings, and did so during the 2020 fiscal year. The impact of insurance market risk on earnings is reflected in insurance claims, commissions and changes in policy benefit liabilities on the Consolidated Statement of Income, and the corresponding change in the fair value of the bank’s policy benefit liabilities is reflected in other liabilities on the Consolidated Balance Sheet. The impact of insurance market risk is not reflected in the table above.
Foreign Exchange Risk
Structural foreign exchange risk arises primarily from translation risk related to the net investment in U.S. operations and from transaction risk associated with U.S.-dollar-denominated net income.
Translation risk represents the impact that changes in foreign exchange rates could have on BMO’s reported shareholders’ equity and capital ratios. BMO may enter into arrangements to offset the impact of foreign exchange rate movements on its capital ratios, and did so during the 2020 fiscal year.

Transaction risk represents the impact that fluctuations in the Canadian/U.S. dollar exchange rate could have on the Canadian dollar equivalent of BMO’s U.S.-dollar-denominated financial results. Exchange rate fluctuations will affect future results measured in Canadian dollars and the impact on those results is a function of the periods during which revenues, expenses and provisions for credit losses arise. Hedging positions may be taken to partially offset the pre-tax
effects of Canadian/U.S. dollar exchange rate fluctuations on financial results, although no hedges were executed in the current or prior year. If future results are consistent with results in 2020, each one cent increase (decrease) in the Canadian/U.S. dollar exchange rate would be expected to increase (decrease) the Canadian dollar equivalent of U.S. segment net income before income taxes for the year by $15 million, in the absence of hedging transactions.
Insurance Risk
Liquidity and Funding Risk
Managing liquidity and funding risk is integral to maintaining enterprise soundness and safety, depositor confidence and earnings stability. It is BMO’s policy to ensure that sufficient liquid assets and funding capacity are available to meet financial commitments, even in times of stress.
Liquidity and Funding Risk Governance
The Corporate Treasury group and the operating groups, as the first line of defence, are responsible for the ongoing identification, assessment, and management of liquidity and funding risk. The Corporate Treasury
g
roup is responsible for monitoring and reporting liquidity and funding risks across the enterprise and develops and recommends for approval the Liquidity and Funding Risk Management Framework and the related risk appetite and limits, monitors compliance with the relevant corporate policies, and assesses the impact of market events on liquidity and funding requirements on an ongoing basis.
Enterprise Risk and Portfolio Management, as the second line of defence, provides oversight, independent risk assessment and effective challenge of liquidity and funding management frameworks, policies, limits, monitoring and reporting across the enterprise.
The Risk Management Committee (RMC) and Balance Sheet and Capital Management Committee (BSCMC) provide senior management oversight and also review and discuss significant liquidity and funding policies, issues and developments that arise in the pursuit of its strategic priorities. The Risk Review Committee (RRC) provides oversight of the management of liquidity and funding risk, annually approves applicable policies, limits and the contingency plan, and regularly reviews liquidity and funding positions.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page
73
).

Liquidity and Funding Risk Management
BMO’s Liquidity and Funding Risk Management Framework is defined and authorized under Board-approved corporate policies and management-approved standards. These policies and standards outline key management principles, liquidity and funding metrics and related limits, as well as roles and responsibilities for the management of liquidity and funding risk across the enterprise.
BMO has a robust limit structure in place in order to manage liquidity and funding risk. Limits define the risk appetite for the key Stress Net Liquidity Position (Stress NLP) measure, regulatory liquidity ratios, secured and unsecured funding appetite (for both trading and structural activities), and enterprise collateral pledging. Limits also establish the tolerance for concentrations of maturities, requirements for counterparty liability diversification, business pledging activity, and the size and type of uncommitted and committed credit and liquidity facilities that may be outstanding.
Operating within these limits helps to confirm that liquidity and funding risk is appropriately managed. An enterprise-wide contingency plan designed to facilitate effective management in the event of a disruption is also in place. Early warning indicators identified in the contingency plan are regularly monitored in order to detect any signs of growing liquidity or funding risk in the market, or other risks specific to BMO.

BMO prudently managed liquidity and funding throughout the year. The bank entered the second quarter with a strong liquidity position and acted early and throughout the COVID-19 market disruption. The bank accessed the wholesale term markets in the second quarter to raise long-term funding and increased liquid assets, including central bank cash deposits and sovereign bonds, to meet potential future funding needs. BMO experienced strong customer deposit flows throughout the year while loans first increased in the second quarter, before declining in the second half of the year as customers decreased borrowing activity. In addition, given market disruption and volatility, central banks around the world announced a number of programs that were targeted to support the financial and funding markets and the provision of funding to customers affected by the pandemic. BMO used these programs in the second quarter in a manner consistent with other banks, given market disruptions. The bank’s borrowings under the central bank programs were largely repaid by the end of the second quarter, with the exception of certain borrowings under the Bank of Canada term repo facility that mature through to the second quarter of 2021. Through the second half of the year, the bank maintained more liquidity than it would normally target to hold.

Liquidity and Funding Risk Measurement
A key component of liquidity risk management is the measurement of liquidity risk under stress. BMO uses Stress NLP as a key measure of liquidity risk. Stress NLP represents the amount by which liquid assets exceed potential funding needs under a severe combined enterprise-specific and systemic stress scenario. Potential funding needs may arise from obligations to repay retail, commercial and wholesale deposits that are withdrawn or not renewed or to fund drawdowns on available credit and liquidity lines, obligations to pledge collateral due to ratings downgrades or market volatility, and the continuing need to fund new assets or strategic investments. Potential funding needs are quantified by applying factors to various business activities based on management’s view of the relative level of liquidity risk related to each activity. These factors vary by depositor classification (e.g., retail, small business, non-financial
corporate or wholesale counterparties) and deposit type (e.g., insured, uninsured, operational or non-operational
deposits), as well as by commitment type (e.g., uncommitted or committed credit or liquidity facilities by counterparty type). The stress scenario also considers the time horizon over which liquid assets can be monetized and management’s assessment of the liquidity value of those assets under conditions of market stress. These funding needs are assessed under severe systemic and enterprise-specific stress scenarios, and a combination thereof.
Stress testing results are evaluated against BMO’s stated risk tolerance and are considered in management decisions on setting limits and internal liquidity transfer pricing, and they also help to inform and shape the design of business plans and contingency plans. The Liquidity and Funding Risk Management Framework is integrated with enterprise-wide stress testing.
In addition to Stress NLP, BMO regularly monitors positions in relation to the limits and liquidity ratios noted in the Liquidity and Funding Risk Management section above. These include regulatory metrics such as the LCR, Net Cumulative Cash Flow and Net Stable Funding Ratio (NSFR).
Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page 73).

Unencumbered Liquid Assets

Unencumbered liquid assets include high-quality assets that are marketable, can be pledged as security for borrowings, and can be converted to cash in a time frame that meets liquidity and funding requirements. Liquid assets are primarily held in trading businesses, as well as in supplemental liquidity pools that are maintained for contingent liquidity risk management purposes.

As part of the Liquidity and Funding Risk Management Framework, a Pledging of Assets Corporate Policy sets out the framework and pledging limits for financial and non-financial
assets.

Funding Strategy
BMO’s funding strategy requires that secured and unsecured wholesale funding used to support loans and less liquid assets must have a term (typically maturing in two to ten years) that will support the effective term to maturity of these assets. Secured and unsecured wholesale funding for liquid trading assets is largely shorter term (maturing in one year or less), is aligned with the liquidity of the assets being funded, and is subject to limits on aggregate maturities that are permitted across different periods. Supplemental liquidity pools are funded largely with wholesale term funding.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page 73).
Contractual Maturities of Assets and Liabilities and
Off-Balance
Sheet Commitments

										2020
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments
Assets
Cash and cash equivalents	56,434	–	–	–	–	–	–	–	974	57,408
Interest bearing deposits with banks	3,901	1,673	1,266	1,204	991	–	–	–	–	9,035
Securities	4,838	5,804	7,817	6,263	4,678	15,730	54,846	85,949	48,335	234,260
Securities borrowed or purchased under resale agreements	79,354	17,030	12,111	2,172	708	503	–	–	–	111,878
Loans
Residential mortgages	2,077	2,110	4,627	5,795	4,928	19,551	80,480	7,456	–	127,024
Consumer instalment and other personal	677	690	1,229	1,223	1,217	5,229	25,243	12,135	22,505	70,148
Credit cards	–	–	–	–	–	–	–	–	7,889	7,889
Business and go v ernment	22,883	5,170	7,409	7,166	6,795	27,816	77,917	35,824	52,266	243,246
Allowance for credit losses	–	–	–	–	–	–	–	–	(3,303)	(3,303)
Total loans, net of allowance	25,637	7,970	13,265	14,184	12,940	52,596	183,640	55,415	79,357	445,004
Other Assets
Derivative instruments	3,400	5,472	2,111	1,140	915	4,369	9,393	10,015	–	36,815
Customers’ liability under acceptances	9,609	3,633	251	–	–	–	–	–	–	13,493
Other	1,873	580	188	20	13	16	4	4,530	34,144	41,368
Total other assets	14,882	9,685	2,550	1,160	928	4,385	9,397	14,545	34,144	91,676
Total Assets	185,046	42,162	37,009	24,983	20,245	73,214	247,883	155,909	162,810	949,261
										2020
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (1) (2)
Banks	13,499	3,982	13,106	455	463	7	–	28	7,285	38,825
Business and government	24,056	21,813	33,713	13,862	17,567	20,070	45,287	11,129	213,182	400,679
Individuals	4,295	11,509	13,019	11,086	10,192	7,778	12,709	2,007	146,935	219,530
Total deposits	41,850	37,304	59,838	25,403	28,222	27,855	57,996	13,164	367,402	659,034
Other liabilities
Derivative instruments	1,374	4,499	1,684	1,171	1,088	3,911	8,588	8,060	–	30,375
Acceptances	9,609	3,633	251	–	–	–	–	–	–	13,493
Securities sold but not yet purchased (3)	29,376	–	–	–	–	–	–	–	–	29,376
Securities lent or sold under repurchase agreements (3)	69,142	10,747	7,439	878	–	452	–	–	–	88,658
Securitization and structured entities’ liabilities	30	1,656	334	2,810	1,169	4,946	12,577	3,367	–	26,889
Other	10,301	804	102	109	181	798	1,326	3,706	19,100	36,427
Total other liabilities	119,832	21,339	9,810	4,968	2,438	10,107	22,491	15,133	19,100	225,218
Subordinated debt	–	–	–	–	–	–	–	8,416	–	8,416
Total Equity	–	–	–	–	–	–	–	–	56,593	56,593
Total Liabilities and Equity	161,682	58,643	69,648	30,371	30,660	37,962	80,487	36,713	443,095	949,261
(1)  Deposits payable on demand and payable after notice have been included under no maturity.

(2)  Deposits totalling $27,353 million as at October 31, 2020 have a fixed maturity date; however, they can be early redeemed (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.
BMO does
 not expect a significant amount to be redeemed before maturity.

(3)  Presented based on their earliest maturity date.

										2020
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,789	5,617	11,163	12,287	14,289	31,607	95,881	6,595	–	179,228
Backstop liquidity facilities	–	–	–	–	–	5,601	–	–	–	5,601
Leases	–	–	3	3	3	38	158	786	–	991
Securities lending	4,349	–	–	–	–	–	–	–	–	4,349
Purchase obligations	14	27	38	38	56	162	179	62	–	576

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page 73).

										2019
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments
Assets
Cash and cash equivalents	47,844	–	–	–	–	–	–	–	959	48,803
Interest bearing deposits with banks	4,088	1,893	1,081	714	211	–	–	–	–	7,987
Securities	2,680	3,420	2,797	3,508	4,670	15,001	46,687	66,005	44,670	189,438
Securities borrowed or purchased under resale agreements	74,972	22,091	5,254	859	518	–	310	–	–	104,004
Loans
Residential mortgages	1,691	2,059	5,285	6,818	7,138	22,309	68,143	10,297	-	123,740
Consumer instalment and other personal	645	519	991	1,272	1,502	4,823	22,391	11,947	23,646	67,736
Credit cards	–	–	–	–	–	–	–	–	8,859	8,859
Business and government	12,490	7,072	6,168	7,760	6,547	24,687	87,486	20,331	55,068	227,609
Allowance for credit losses	–	–	–	–	–	–	–	–	(1,850)	(1,850)
Total loans, net of allowance	14,826	9,650	12,444	15,850	15,187	51,819	178,020	42,575	85,723	426,094
Other Assets
Derivative instruments	1,209	1,867	877	830	911	2,375	5,095	8,980	–	22,144
Customers’ liability under acceptances	20,694	2,562	173	159	5	–	–	–	–	23,593
Other	1,951	593	245	12	5	7	5	4,475	22,839	30,132
Total other assets	23,854	5,022	1,295	1,001	921	2,382	5,100	13,455	22,839	75,869
Total Assets	168,264	42,076	22,871	21,932	21,507	69,202	230,117	122,035	154,191	852,195

										2019
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (1)(2)
Banks	12,177	4,187	1,215	319	1,174	-	-	201	4,543	23,816
Business and government	21,088	28,511	21,209	22,334	18,023	22,983	49,292	11,759	147,958	343,157
Individuals	3,607	8,932	12,080	13,390	15,706	11,418	13,257	2,031	120,749	201,170
Total deposits	36,872	41,630	34,504	36,043	34,903	34,401	62,549	13,991	273,250	568,143
Other liabilities
Derivative instruments	1,329	2,574	1,240	970	1,032	2,985	6,798	6,670	–	23,598
Acceptances	20,694	2,562	173	159	5	–	–	–	–	23,593
Securities sold but not yet purchased (3)	26,253	–	–	–	–	–	–	–	–	26,253
Securities lent or sold under repurchase agreements (3)	74,501	7,697	760	1,107	–	2,285	306	–	–	86,656
Securitization and structured entities’ liabilities	1	1,655	1,340	1,033	1,038	5,350	13,779	2,963	–	27,159
Other	12,325	3,188	33	29	74	537	3,596	2,406	16,534	38,722
Total other liabilities	135,103	17,676	3,546	3,298	2,149	11,157	24,479	12,039	16,534	225,981
Subordinated debt	–	–	–	–	–	–	–	6,995	–	6,995
Total Equity	–	–	–	–	–	–	–	–	51,076	51,076
Total Liabilities and Equity	171,975	59,306	38,050	39,341	37,052	45,558	87,028	33,025	340,860	852,195

(
1)  Deposits payable on demand and payable after notice have been included under no maturity.

(2)  Deposits totalling $30,051 million as at October 31, 2019 have a fixed maturity date; however, they can be early redeemed (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date. BMO does not expect a significant amount to be redeemed before maturity.

(3)  Presented based on their earliest maturity date.

Certain comparative figures have been reclassified to conform with the current year’s presentation.

										2019
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,868	3,777	5,698	8,832	12,511	21,574	102,113	5,643	–	162,016
Backstop liquidity facilities	–	–	–	–	–	–	5,550	–	–	5,550
Leases	32	66	98	97	96	361	931	2,119	–	3,800
Securities lending	4,102	–	–	–	–	–	–	–	–	4,102
Purchase obligations	53	98	138	133	137	111	187	69	–	926

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

Caution
This Liquidity and Funding Risk section contains forward-looking statements. Please refer to the Caution Regarding Forward-Looking Statements.

Material presented in a blue-tinted font above is an integral part of the 2020 audited annual consolidated financial statements (refer to page 73)
.